UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 03, 2021

ASHLAND GLOBAL HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	333-211719	81-2587835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8145 Blazer Drive
Wilmington, Delaware		19808
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 302 995-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ASH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 3, 2021, the Ashland Compensation Committee and Board of Directors approved a new Senior Leadership Severance Plan for certain U.S. senior leader employees in bands 22 and above, including our U.S.-based executive officers (the “Participants”). The Committee and Board also amended the existing Ashland Severance Pay Plan and Salary Continuation Plan to remove the Participants from participation in those plans.

The Senior Leadership Severance Plan provides certain benefits to Participants in the event of a qualified termination (as defined in the plan).  These benefits are similar to the benefits previously provided under the Ashland Severance Pay Plan and Salary Continuation Plan, with certain modifications noted below.

In the event a Participant’s employment is terminated without cause (and not as a result of disability or death), other than during the 2-year period commencing on a change in control, then he or she generally will be entitled to the following in lieu of benefits under the Ashland Severance Pay Plan:

•
A lump sum cash severance payment equal to: (a) for the Chief Executive Officer, 2 times annual base salary; (b) for all other Section 16 Officers, 1.5 times annual base salary; and (c) for all other Participants, 1 times annual base salary  (which in each case is the same  multiple of base salary under the Ashland Severance Pay Plan);
•
Continued coverage under Ashland’s medical, dental and vision plans for the shorter of a number of years equal to the severance multiple or the applicable COBRA continuation period, with Ashland continuing to subsidize its share of the premium for the same period (and an additional cash payment equal to the subsidized premiums for the number of months, if any, by which the severance multiple exceeds the COBRA continuation period); and
•
The following additional amounts and benefits, which were not previously provided under the Ashland Severance Pay Plan:  (i) any annual incentive that has been earned for the prior fiscal year (or that would have been earned had employment continued through the payment date), but has not yet been paid, (ii) a pro-rated target annual incentive for the fiscal year in which the termination occurs, (iii) outplacement services for up to one year, and (iv) continued financial planning for the year of termination.

In the event a Participant’s employment is terminated without cause (and not as a result of disability or death), or the Participant resigns for good reason, in either case within the 2-year period commencing on a change in control, then if the Participant is not otherwise covered by a change in control agreement, he or she generally will be entitled to the following in lieu of benefits under the Ashland Salary Continuation Plan:

•
A lump sum cash severance payment equal to: (a) for the Chief Executive Officer, if applicable, 3 times annual base salary plus target annual incentive; (b) for all other Section 16 Officers, 2 times annual base salary plus target annual incentive; and (c) for all other Participants, 1 times annual base salary plus target annual incentive;
•
Continued coverage under Ashland’s medical, dental and vision plans for the applicable COBRA continuation period (rather than a minimum of 12 weeks and a maximum of 52 weeks as previously provided under the Ashland Salary Continuation Plan), with Ashland continuing to subsidize its share of the premium for the same period (and an additional cash payment equal to the subsidized premiums for the number of months, if any, by which the severance multiple exceeds the COBRA continuation period);
•
Outplacement services for up to one year and reimbursement of legal fees to enforce rights to benefits; and
•
The following additional amounts and benefits, which were not previously provided under the Ashland Salary Continuation Plan: (i) any annual incentive that has been earned for the prior fiscal year (or that would have been earned had employment continued through the payment date), but has not yet been paid, (ii) continued financial planning for the year of termination, and (iii) a pro-rated target annual incentive for the fiscal year in which the termination occurs.

In the event that a Participant is covered by an annual incentive plan, the plan is not assumed or continued by the resulting entity in a change in control, and the Participant remains employed through the day immediately prior to the change in control, then the company shall pay to the Participant an annual incentive for the portion of the fiscal year or other measuring period through the change in control based on target performance levels and pro-rated through the date of the change in control.

In exchange for the benefits described above, a Participant must sign a release of claims in favor of Ashland and its affiliates and agree to certain non-compete, non-solicitation, confidentiality and similar covenants set forth in the release agreement. The Compensation Committee may amend or terminate the Senior Leadership Severance Plan at any time, provided that no such amendment or termination approved during the 2-year period commencing on a change in control may adversely affect the rights of Participants without the consent of each Participant so affected.

In addition, the Committee approved certain revisions to the various forms of employee equity award agreements (“Equity Award Agreements”) including the Performance Stock Unit  (PSU) Agreement for US and non-US employees and Restricted Stock Unit and Restricted Stock Equivalent (RSE) Agreements respectively for US and non-US employees, aimed to ensuring readability and consistency in  format.”

The foregoing description of the Senior Leadership Severance Plan and the Equity Awards Agreements is not complete and is qualified in its entirety by reference to the complete Senior Leadership Severance Plan, and each of the Equity Awards Agreements, all of which are attached hereto as Exhibit 10.1 through 10.7, and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
10.1	Ashland Global Holdings Inc. Senior Leadership Severance Plan.
10.2	Form of Cash Settled Restricted Stock Equivalent Award Agreement for Non-U.S. Participants under the Ashland Global Holdings Inc. 2021 Omnibus Incentive Compensation Plan.
10.3	Form of Cash Settled Performance Unit Award Agreement for Non-U.S. Participants under the Ashland Global Holdings Inc. 2021 Omnibus Incentive Compensation Plan.
10.4	Form of Stock Settled Performance Unit Agreement for U.S. Employees under the Ashland Global Holdings Inc. 2021 Omnibus Incentive Compensation Plan.
10.5	Form of Restricted Stock Unit Agreement for U.S. Employees under the Ashland Global Holdings Inc. 2021 Omnibus Incentive Compensation Plan.
10.6	Form of Stock-Settled Performance Unit Agreement for (Germany) under the Ashland Global Holdings Inc. 2021 Omnibus Incentive Compensation Plan.
10.7	Form of Restricted Stock Unit Agreement for (Germany) under the Ashland Global Holdings Inc. 2021 Omnibus Incentive Compensation Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ashland Global Holdings Inc.

Date:	August 6, 2021	By:	/s/ Yvonne Winkler von Mohrenfels
Yvonne Winkler von Mohrenfels Senior Vice President, General Counsel and Secretary